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                                                                    EXHIBIT 23.1


                           CONSENT OF INDEPENDENT AUDITORS

     We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the Western Bancorp 1993 Stock Option Plan of our report dated January 18, 2000, with respect to the consolidated financial statements of U.S. Bancorp included in its Annual Report (Form 10-K) for the year ended December 31, 1999, filed with the Securities and Exchange Commission.


/s/ ERNST & YOUNG LLP

Ernst & Young, LLP
Minneapolis, Minnesota
February 23, 2000